Exhibit 99.1

BENZINGA TRANSRIPT:

Spencer Israel:

Namit Malhotra, welcome to the show.

Namit Malhotra:

Hi, guys. How are you?

Spencer Israel:

Good. You’re having an exciting day. Congratulations.

Namit Malhotra:

Yes. Thank you. It’s been a long time coming. Finally glad to be here.

Spencer Israel:

Yeah. Speaking of that, so you tried to IPO a couple years back, right? And you decided to pull it. And so, now you do the SPAC. So, why now?

Namit Malhotra:

So, for us, obviously, the idea has been to get to a public platform because that’s where we’ve identified massive opportunities for our future growth. That being said, a few years ago, DNEG being a London company, the original thought was that we should try and list it in the UK in 2019. With the Brexit volatilities and the markets being choppy, it felt like it wasn’t the right time to go ahead with it, with all the stuff that was happening. And then there was the pandemic in the world. And with the success that the content companies have had in the US, it felt like it is the best time to be entering and being in the market where all the big content players are at, and really build our own proposition from that standpoint.

Spencer Israel:

So, I’ve got your hype reel up on the screen right now. So, again, you guys are a company that provides visual effects to all the major studios, streaming platforms. You’ve worked on Marvel, The Matrix, James Bond. Is that a good summary of the business?

Namit Malhotra:

Yeah, so we do animation and visual effects. You saw there was a visual of Ron’s Gone Wrong, which is a film that 20th Century produced. So, it’s basically creative-led services on the back of our proprietary tools and technology. And it’s not just Hollywood, but we also have a pretty robust and massively growing emerging markets business. So, we work between the East and the West and cover everything in between.

Spencer Israel:

Where’s your largest market right now? Is that in the US? It that-

Namit Malhotra:

So, the largest market by view of revenue and financial scale is obviously the US. That being said, we have lots of productions that we do for emerging markets, whether they’re India or China. And with markets like Korea and beyond starting to become much more real, I think that makes us starting to grow a lot more, even from the emerging market size.

Spencer Israel:

A question that I have is: how is the shift to streaming impacting your business? So, I want to bring up this chart from your investor deck here. As the money being spent has shifted away from the traditional studios and more into the platforms like Netflix and Amazon and apple TV, et cetera, et cetera, how does that impact your business? So, there was a lot in your deck about your recurring revenue. So, if you could speak to how that shift in capital affects you and also where that recurring revenue... How that’s structured.

Namit Malhotra:

So, firstly, we have a deep history with the creative storytellers in the business. So, basically, whether they’re filmmakers, directors, producers, and the studios, we’ve been working with them for over 20 years in our history and doing very, very significant, incredible work. The emergence of the streaming platforms, basically, is an alternative path of distribution. It’s basically saying, instead of going to a theatrical window first, we can go direct onto a streaming platform, it can go simultaneously. And that’s something that most content creators are now picking to their choice. What is the best way to out that content to the world?

Namit Malhotra:

So, for us, it doesn’t really matter in terms of whether you go to the cinema first or you go to the streaming platform first. What it does help do is that, because of the emergence of the streaming business model, there’s a lot more demand for content. It’s not about those 48 weekends a year. It’s now a lot bigger in terms of... Streaming companies release content on a Monday or on a Thursday. And it’s not about getting on a Friday or any of that. So, that opens up the universe of how much content is being consumed. And that really helps drive significant tailwinds for us.

Spencer Israel:

Can you explain the recurring revenue thing? So, how does that deal structure work? So, you’ll sign a deal with, I don’t know, Netflix, for example, and that deal is not for any specific movie? Or it is? Or it’s a multiyear thing? So, can you explain that?

Namit Malhotra:

So, I would say no two deals are the same. But that being said, there’s one scenario, which is basically somebody’s just saying, “Here’s a minimum guarantee. We know we are going to need X amount of capacity over the next X number of years.” And we don’t know what we are going to make in 2023 or 2024, but we know we are going to be creating content and we’re going to need services. So, that’s a more simple, straightforward transaction.

Namit Malhotra:

The other formulation of that is that, if I go back to the older theatrical model, any of the big studios, everybody’s got their 12 to 15 distribution slots that they all had in any calendar year. And we always know that, if you’re making a big, very successful franchise, in all likelihood, there’s going to be another one to that. So, for example, we did the very first Venom for Sony. And as soon as that became a big hit and they decided to come back and make the next version of Venom, we were asked to come back on and work on that again. So, it sort of builds that link because we’ve obviously worked with the studio and the filmmakers in designing the characters, the assets. So, it becomes a very easy capability for us to take what’s the next phase of that story’s journey and bring our services on that. And that’s how our connect with either projects or franchises or studios rolls from one project to another or from one year to another.

Aaron Bry:

What’s the most you’ve ever heard of one production company, essentially, spending on special effects or CGI for one project?

Namit Malhotra:

What I’ve heard is there have been projects that have gone as high as about $120 to $140 million in just their CGI budgets. I would also say that’s not the ordinary cost of business. That’s not regular. I think it’s important to say that, in any of these big franchise or any of these big action extravaganzas you see, visual effects does form to be the largest line item on the budget. So, there can be the $100 million projects every once in a while, but there’s also... It’s fair to say that, as many projects have made, visual effects continues to be a big portion of that budgetary spent on any piece of content.

Spencer Israel:

I put up a chart here just of your recent fiscal year revenue totals and your guidance out. And of course, one of the features of the SPAC process is you’re allowed to give numbers this far out in the future. IPOs are not. What is going to drive this top-line revenue growth? You guys are coming off a year of $306 million in revenue last year. Obviously, the pandemic affected that. You’re guiding for $400 million in revenue this year, which is more in line with prior years. But going out two, three, four, five years, you’re giving pretty significant guidance here. So, what’s driving this growth?

Namit Malhotra:

So, I think, obviously, you’re seeing numbers which are as late as fiscal year ’19, which is March 31 of ’19. And that’s only going three years back. But if you actually see the trajectory of our business, in the last five or six years, we’ve pretty much tripled the revenue of the business in terms of where we stand today. And that’s happened organically, without any momentum or crazy momentum that we are seeing, being driven by the streaming market reality.

Namit Malhotra:

As a company, as a business, we’ve, fortunately, had more demand than availability. And that’s meant that our scalability has not been the challenge in terms of revenue or ability to attract revenue. It’s been more about how we build capacity. And this ability to go public and raise capital for growth really helps expand our resource pool and build our capacity up, which is really what that one aspect of it talks about. As you put up the slide earlier, we’re talking about streamers talking about numbers, that there’s going to be over 100 billion of money being spent in the creation of new content almost every year. And those kind of numbers are unseen, unheard before. So, what we are still doing is a pretty conservative approach to say, “Can we double our revenues over the next three to five years?” And that can happen rather organically as we build capacity.

Spencer Israel:

The Deal today values your company, I believe, like 11, 11.5 times, EBIDA. How does that compare to the industry? I mean, there aren’t many other...

Namit Malhotra:

So, I think that’s a great question. And that’s something that I feel like is really the opportunity in where we are at. So, the fact is that there isn’t a real comp existing in terms of a direct comp. There’s obviously a lot of companies that are in the streaming space, in the technology space, in the content creation space, but there isn’t any specific direct comp. And I think the idea of the approach we took here was... Because this is not a deal where we are all selling out or taking secondaries home, this is really about building for the future of the growth, the idea was to price ourselves in what I would call a very safe zone, which actually helps to give us a very fair landing or a safe landing, because the opportunity is really about the future growth and what that brings.

Namit Malhotra:

And it was not a magic number. We always look at ranges. And as you keep performing and as you keep growing, the multiple keeps coming down, which is... So, if I told you six months or nine months ago, the multiple would’ve been a little higher. But as we keep delivering better and better numbers, that multiple looks a little bit more compressed, which I think is a great invitation, frankly, to the markets to, hopefully, give us their thumbs up and... And as we go forward and build value, I think there’s a tremendous opportunity for everyone.

Spencer Israel:

I guess we’ll find out. Namit Malhotra is the chairman CEO of DNEG. Going SPAC, AKIC is your ticker for now. Mr Malhotra, thank you so much for calling Benzinga Live today.

Aaron Bry:

Thank you.

Namit Malhotra:

Good talking to you.

Additional Information About the Transaction and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transaction for Sports Ventures Acquisition Corp. to acquire Prime Focus World NV. In connection with this proposed transaction, Sports Ventures Acquisition Corp. will file relevant materials with the SEC, including a proxy statement on Schedule 14A. This communication does not contain all the information that should be considered concerning the proposed transaction. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed transaction. STOCKHOLDERS OF SPORTS VENTURES ACQUISITION CORP. ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Sports Ventures Acquisition Corp. stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Sports Ventures Acquisition Corp. Such documents are not currently available.

Participants in Solicitation

Sports Ventures Acquisition Corp., Prime Focus World NV and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the holders of Sports Ventures Acquisition Corp. Class A Ordinary shares in respect of the proposed transaction. Information about the directors and executive officers of Sports Ventures Acquisition Corp. and their ownership of Class A Ordinary shares are set forth in its Annual Reports on Form 10-K, which was filed with the SEC on March 30, 2021, and its Reports on Form 8-K, which were filed with the SEC on April 6, 2021 and January 12, 2022, as modified or supplemented by any Form 3 or Form 4 since the date of that filing. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

Prime Focus World NV and its directors, executive officers and employees may also be deemed to be participants in the solicitation of proxies from the holders of Sports Ventures Acquisition Corp. Class A Ordinary shares in respect of the proposed transaction. A list of the names of such directors, executive officers and employees and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Non-GAAP Measures

This communication includes projections of certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, adjusted EBITDA and certain other metrics derived therefrom. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Prime Focus World NV is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Forward-Looking Statements

This communication may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding Sports Ventures Acquisition Corp.’s or Prime Focus World NV’s financial position, expected operating performance, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the proposed transaction; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction, are forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Investors are cautioned that any such forward-looking statements are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors, including financial community and rating agency perceptions of Prime Focus World NV, Sports Ventures Acquisition Corp. and their respective business, operations, financial condition and the industries in which they operate, the risk that the proposed transaction between Prime Focus World NV, and Sports Ventures Acquisition Corp. may not be consummated, and the factors described in the Sports Ventures Acquisition Corp.’s filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Prime Focus World NV and Sports Ventures Acquisition Corp. each disclaim any obligation to update any forward-looking statements contained herein.

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